Exhibit 10.6

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT (this “Amendment”) is dated as of June 6, 2007 by and among BURLINGTON MORELOS, S.A. DE C.V., a Mexican stock limited liability corporation (sociedad anónima de capital variable) (“Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Term Loan Agreement (as hereinafter defined).

RECITALS:

WHEREAS, Borrower, the Agent and the Lenders entered into that certain Term Loan Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Term Loan Agreement”); and

WHEREAS, the parties to the Term Loan Agreement have agreed to an amendment to the Term Loan Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendments to Section 1.

1.1 Section 1 of the Term Loan Agreement is hereby amended by adding the following defined terms in alphabetical order and renumbering the provisions of Section 1 accordingly:

““18% Senior Note Subordinated Indebtedness” means Indebtedness (as defined in the Revolving Credit Agreement) incurred pursuant to the 18% Senior Note Documents in the initial principal amount of $80,000,000.”

““18% Senior Note Documents” means (i) the Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007 (“Senior Note Purchase Agreement”) among ITG and the purchasers set forth therein (the “Senior Note Purchasers”); (ii) the $80,000,000 aggregate principal amount of 18.00% Senior Subordinated Notes due 2011 issued to the Senior Note Purchasers on June 6, 2007 (such notes, the “Initial Notes”), any “PIK Notes” (as defined in the Initial Notes) and any such notes issued in substitution for the Initial Notes pursuant to Section 14 of the Senior Note Purchase Agreement; and (iii) the pledge agreement dated as of June 6, 2007 made by ITG in favor of the Senior Note Purchasers.”

““Qualified Issuance” means an offering or series of offerings of stock of ITG or any Holding Company pursuant to a registration statement under the Securities Act of 1933, which stock is listed on the New York Stock Exchange or NASDAQ and the incurrence of additional non-revolving Indebtedness by ITG permitted by the terms of the Revolving Loan Agreement or otherwise consented to by Required Lenders (as defined in the Revolving Loan Agreement), which, collectively, result in gross proceeds of at least $175,000,000.”

1.2 Section 1 of the Term Loan Agreement is hereby further amended by amending and restating the defined term “Change of Control” in its entirety as follows:

““Change of Control” means any event, transaction or occurrence as a result of which (a) Cone Denim LLC ceases to own and control, directly or indirectly, all of the economic and voting rights associated with ownership of one hundred percent (100%) of the outstanding Equity Interests of Borrower on a fully diluted basis, (b) Borrower and Cone, collectively, cease to own and control all of the economic and voting rights associated with all of the outstanding Equity Interests of any of the Subsidiary Guarantors, (c) any event under Section 7.1(m) of the Revolving Loan Agreement (as in effect on the Closing Date) shall have occurred or (d) a “Change of Control” as defined in the 18% Senior Note Documents shall have occurred.

2 Amendment to Section 2.6(b)(iii). Section 2.6(b)(iii) of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

“(iii) Immediately upon receipt by ITG, or any Holding Company of ITG or BST, of the Net Issuance Proceeds of any issuance of Stock (as defined in the Revolving Loan Agreement) or Stock Equivalents (as defined in the Revolving Loan Agreement) (including any capital contribution but excluding (1) any Net Issuance Proceeds from Excluded Equity Issuances and (2) an amount of proceeds from the issuances of Stock (as defined in the Revolving Loan Agreement) by ITG or any Holding Company of ITG or BST pursuant to a Qualified Issuance up to the lesser of (x) $15,000,000, and (y) an amount equal to 50% of the accrued and unpaid interest (including any PIK interest) with respect to the 18% Senior Note Subordinated Indebtedness, so long as in the case of this subclause (2), such amount is used to repay the accrued and unpaid interest (including any PIK interest) with respect to the 18% Senior Note Subordinated Indebtedness), Borrower shall prepay, or cause to be prepaid, the Term Loans in an amount equal to the Relative Commitment Factor as of such date multiplied by such Net Issuance Proceeds.

3 Amendment to Section 2.6(b)(v). Section 2.6(b)(v) of the Term Loan Agreement is hereby amended and restated to read in its entirety as follows:

“(v) Immediately upon receipt by ITG, or any Holding Company of ITG or BST, of the Net Issuance Proceeds of Holdco Debt (other than the 18% Senior Note Subordinated Indebtedness), Borrower shall prepay, or cause to be prepaid, the Term Loans in an amount equal to the Relative Commitment Factor as of such date multiplied by such Net Issuance Proceeds.”

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4 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, Borrower represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a) the execution, delivery and performance by Borrower of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms; and

(b) upon the effectiveness of this Amendment, all of the representations and warranties contained in the Term Loan Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

5 Conditions to Effectiveness. This Amendment shall be effective on the date when each of the following conditions have been met:

(a) this Amendment shall have been duly executed and delivered by Borrower, Agent and the Required Lenders;

(b) the Subordination and Intercreditor Agreement with respect to the 18% Senior Note Subordinated Indebtedness, substantially in the form attached hereto as Exhibit A, shall have been executed and delivered by each of the parties thereto; and

(c) receipt by Agent of a fully executed copy of an amendment to the BST Facility on terms substantially similar to the terms of this Amendment and in form and substance satisfactory to Agent.

6 Miscellaneous.

6.1 Effect; Ratification.

(a) Except as specifically set forth above, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Term Loan Agreement or any other Loan Document, nor constitute amendment of any provision of the Term Loan Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Term Loan Agreement as amended hereby.

(c) Borrower acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution

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and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Term Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

6.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

6.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

6.4 Loan Document. This Amendment shall constitute a Loan Document.

6.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BURLINGTON MORELOS, S.A. DE C.V.
as Borrower

By:	/s/ Karyl P. McClusky

Name:	Karyl P. McClusky
Title:	VP & Treasurer

By:	/s/ Neil W. Koonce

Name:	Neil W. Koonce
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By:	/s/
Name:
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 1 to Term Loan Agreement]

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/

Name:
Title:

By:	/s/

Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:

Name:
Title:

By:

Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]

BANK OF AMERICA, N.A,
as a Lender

By:	/s/

Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Agreement]